[PHOTO OF L. ROY PAPP]

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A No-Load Fund

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   602-956-1115
                                                   800-421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

                     Papp Small & Mid-Cap Growth Fund, Inc.

Dear Fellow Shareholders:

For the first six months of 2001 our Fund was up only 0.87% while the Russell 2000 was up 6.97%. Over a longer period, however, the results are much different. Since our initial public offering in December, 1998 we are plus 61.71% while the Russell Index is plus 36.32%.

We are most pleased to have achieved this record not by following the herd which speculated in dot.com and other momentum stocks which eventually tanked because they had sales but no earnings, but by investing in true growth stocks that have a record of rather consistent increases in both sales and earnings.

You will notice that as our Fund continues to grow (from $6.7 million at the end of last year to $8.7 million today) that we have added several stocks to our portfolio. This is because we recognize that a Fund like this, which invests in smaller companies, must own more of them than our typical fund that invests mostly in larger stocks. Moreover, we think this Fund should have wide diversification by industry and should not attempt to follow the crowd by investing in the "hot" areas where the momentum people place their bets.

Many of our companies fill a very specific niche and serve as a support specialist to a given industry. For example, we own retail companies that operate self-service discount stores, educational institutions that specialize in higher education programs for working adults as well as those that emphasize technical programs. We also own companies that confine their activities to the dental supply business, companies that do back office work for financial organizations, companies that only do research work for other larger companies, and companies that provide a variety of marketing services.

Of course, we do have disappointments from time to time. This is particularly true when economic conditions are questionable, because a number of our companies are subject to cancellations or extensions in delivery times. We can live with these disappointments because our investment portfolio is so broad and diverse.

We will continue to provide careful research, avoid major investments in any one stock, and provide wide industry diversification. Under these circumstances, we believe our good performance can, over time, continue.

                                                    Best regards,


                                                    L. Roy Papp, Chairman
                                                    August 1, 2001

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

                                                                      Number         Fair
                       Common Stocks                                of Shares       Value
----------------------------------------------------------------    ---------     ----------
 Industrial Services (13.5%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services to
    packaged goods companies and retailers)                             6,000     $  183,060
  Cintas Corporation
    (Leading uniform and textile rental company)                        3,500        161,875
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                              4,500        269,996
  Forrester Research *
    (Leading provider of strategic technology research)                 5,700        128,763
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                           8,000        198,080
  Interpublic Group of Companies, Inc.
    (Worldwide advertising agencies)                                    2,850         83,647
  WPP Group PLC
    (Worldwide advertising agencies)                                    3,089        155,222
                                                                                  ----------
                                                                                   1,180,643
                                                                                  ----------
Financial Services (9.8%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                 5,000        295,000
  Concord EFS, Inc.*
    (Electronic transaction authorization, processing,
    and settlement services)                                            5,500        286,055
  Investors Financial Services Corporation
    (Provides asset administration services to the financial
     services industry)                                                 2,000        134,000
  SEI Corporation
    (Provider of trust management and accounting services,
    mutual fund and distribution services, and  investment
    management services)                                                3,000        142,200
                                                                                  ----------
                                                                                     857,255
                                                                                  ----------
Health Care Services (8.5%)
  Express Scripts, Inc.*
    (Leading independent pharmacy benefit manager)                      5,000        275,150
  IMS Health, Inc.
    (Leading provider of information solutions and market research
    to pharmaceutical industry)                                         9,000        256,500
  Patterson Dental Company *
    (Leading distributor of dental supplies in the U.S. and Canada)     7,000        210,000
                                                                                  ----------
                                                                                     741,650
                                                                                  ----------
Electronic Equipment (7.1%)
  American Power Conversion Corporation *
    (Leading producer of uninterruptible power supply products)         6,000         94,500

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

                                                                             Number       Fair
                       Common Stocks (continued)                           of Shares      Value
---------------------------------------------------------------------      ---------    ---------
Electronic Equipment- Continued (7.1%)
  Molex, Inc.
    (Supplier of interconnection products)                                   10,300     $ 307,146
  Symbol Technologies, Inc.
    (Leading manufacturer of bar code based mobile computing systems)         9,825       218,115
                                                                                        ---------
                                                                                          619,761
                                                                                        ---------
Software (6.7%)
  Advent Software, Inc. *
    (Develops and markets portfolio software for the investment
    management industry)                                                      5,000       317,500
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                        8,800       264,088
                                                                                        ---------
                                                                                          581,588
                                                                                        ---------
Investment Management (6.3%)
  Federated Investors
    (Major U.S. investment management company)                                9,000       289,800
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                             7,000       261,730
                                                                                        ---------
                                                                                          551,530
                                                                                        ---------
 Educational Providers (6.2%)
  Apollo Group, Inc.*
    (Leading provider of higher education programs for working adults)        6,000       254,700
  DeVry, Inc.*
    (Owns and operates post-secondary, technical education institutions)      8,000       288,960
                                                                                        ---------
                                                                                          543,660
                                                                                        ---------
Semiconductors & Equipment (5.6%)
  KLA-Tencor Corporation *
    (Designs and produces wafer inspection and process control
    equipment for the semiconductor industry)                                 4,300       251,421
  Semtech Corporation*
    (Designs analog and mixed signal semiconductors)                          8,000       240,000
                                                                                        ---------
                                                                                          491,421
                                                                                        ---------
Medical Products (5.4%)
  Dentsply International, Inc.
    (Leading manufacturer of dental consumables and dental equipment)         6,000       266,100
  Stryker Corporation
    (Developer and manufacturer of surgical and medical devices)              3,800       208,430
                                                                                        ---------
                                                                                          474,530
                                                                                        ---------
Consumer Products (5.3%)
  American Italian Pasta Corporation
    (Leading North American producer of private label pasta)                  6,000       278,400
  Clorox Company
    (Manufacturer of bleach and other consumer products)                      5,500       186,175
                                                                                        ---------
                                                                                          464,575
                                                                                        ---------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

                                                                           Number        Fair
                       Common Stocks (continued)                         of Shares       Value
---------------------------------------------------------------------    ---------    -----------
Specialty Retailing (4.8%)
  Dollar General Corporation
    (Operates self-service discount stores)                                 9,750     $   190,125
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                     9,000         230,670
                                                                                      -----------
                                                                                          420,795
                                                                                      -----------
Instruments & Testing (4.3%)
  National Instruments Corporation *
    (Supplier of computer based instrumentation products)                   6,500         210,925
  Waters Corporation*
    (Leading manufacturer of high performance instruments
    used for life sciences research)                                        6,000         165,660
                                                                                      -----------
                                                                                          376,585
                                                                                      -----------
Biotechnology (3.4% )
  Techne Corporation*
    (Leading producer of biotechnology products)                            9,000         292,500
                                                                                      -----------
Telecommunications (3.1%)
  ADC Telecommunications, Inc. *
    (Manufacturer and developer of data and
    voice networking products)                                              9,000          59,400
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                           9,000         208,350
                                                                                      -----------
                                                                                          267,750
                                                                                      -----------
Restaurants (2.9%)
  Brinker International, Inc.*
    (Owns, operates, and franchises casual dining restaurants)              9,750         252,038
                                                                                      -----------
Broadcasting and Publishing (2.4%)
  Saga Communications, Inc.*
    (Owns/operates radio and television stations)                           9,000         213,660
                                                                                      -----------
Consumer Services (1.3%)
  Steiner Leisure Ltd. *
    (Provider of spa services, beauty salons, and health
    clubs on cruise ships)                                                  5,800         116,000
                                                                                      -----------
Total Common Stocks - 96.6%                                                             8,445,941
Cash and Other Assets, Less Liabilities - 3.4%                                            293,315
                                                                                      -----------
Net Assets - 100%                                                                     $ 8,739,256
                                                                                      ===========
Net Asset Value Per Share
  (Based on 376,416 shares outstanding at June 30, 2001)                              $     23.22
                                                                                      ===========

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001
                                   (Unaudited)

                                     ASSETS

Investment in securities at fair value (original
  cost $6,591,956 at June 30, 2001) (Note 1)                        $ 8,445,941
Cash                                                                    297,077
Dividends and interest receivable                                         4,273
                                                                    -----------
               Total assets                                         $ 8,747,291
                                                                    ===========

                                   LIABILITIES

Accrued expenses                                                    $     8,035
                                                                    ===========

                                   NET ASSETS

Paid-in capital                                                     $ 6,913,726
Accumulated undistributed net investment loss                           (67,442)
Accumulated undistributed net gain on investments sold                   38,987
Net unrealized gain on investments                                    1,853,985
                                                                    -----------
    Net assets applicable to Fund shares outstanding                $ 8,739,256
                                                                    ===========

Fund shares outstanding                                                 376,416
                                                                    ===========

Net Asset Value Per Share (net assets/shares outstanding)           $     23.22
                                                                    ===========

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (Unaudited)

INVESTMENT INCOME:
  Dividends                                                           $  10,191
  Interest                                                                5,234
  Foreign tax withholding                                                   (57)
                                                                      ---------
               Total investment income                                   15,368
                                                                      ---------
EXPENSES:
  Management fee (Note 3)                                             $  35,475
  Filing fees                                                            18,236
  Legal Fees                                                              9,205
  Auditing fees                                                           5,250
  Custody fees                                                            2,202
  Directors' attendance fees                                                600
  Transfer agent fees (Note 3)                                              484
  Printing fees                                                             330
                                                                      ---------
               Total expenses                                            71,782
                                                                      ---------

  Less fees waived by adviser (Note 3)                                  (27,439)
                                                                      ---------

               Net expenses                                              44,343
                                                                      ---------

Net investment loss                                                     (28,975)
                                                                      ---------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sale of securities                                      454,722
  Cost of securities sold                                              (415,735)
                                                                      ---------
      Net realized gain on investments sold                              38,987

      Net change in unrealized gain on investments                       81,775
                                                                      ---------

Net realized and unrealized gain on investments                         120,762
                                                                      ---------

INCREASE IN NET ASSETS
  RESULTING FROM OPERAIONS                                            $  91,787
                                                                      =========

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND
                        THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)

                                                              2001          2000
                                                          -----------    -----------
FROM OPERATIONS:
   Net investment loss                                    $   (28,975)   $   (49,133)
   Net realized gain on investments sold                       38,987        322,500
   Net change in unrealized gain on investments                81,775      1,122,355
                                                          -----------    -----------

       Increase in net assets resulting from
       operations                                              91,787      1,395,722
                                                          -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                 --       (285,542)
                                                          -----------    -----------

        Decrease in net assets resulting from
        distributions to shareholders                              --       (285,542)
                                                          -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                             2,127,190      1,352,473
   Net asset value of shares issued to shareholders
        in reinvestment of net investment income and
        net realized gain on investment securities sold            --        250,874
   Payments for redemption of shares                         (241,868)      (276,879)
                                                          -----------    -----------

        Increase in net assets resulting
        from shareholder transactions                       1,885,322      1,326,468
                                                          -----------    -----------

Total increase in net assets                                1,977,109      2,436,648
                                                          -----------    -----------

Net assets at beginning of the period                       6,762,147      4,325,499
                                                          -----------    -----------

Net assets at end of period                               $ 8,739,256    $ 6,762,147
                                                          ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001

(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies. The investment adviser paid all start up costs, and the Fund will not reimburse them.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.0434 a share aggregating $285,542. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $27,439 and $35,495 was required in 2001 and 2000, respectively. The Fund incurred fees of $484 in 2001 from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 2001 and the year ended December 31, 2000, investment transactions excluding short-term investments were as follows:

                                            2001            2000
                                         ----------      ----------

                  Purchases at cost      $2,175,873      $3,134,055
                  Sales                     454,722       2,217,826

(5)   CAPITAL SHARE TRANSACTIONS:

At June 30, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                         Proceeds        Shares
                                                       -----------      --------
      Six months ended June 30, 2001
          Shares issued                                $ 2,127,190       93,363
          Distributions reinvested                              --           --
          Shares redeemed                                 (241,868)     (10,649)
                                                       -----------      -------
               Net increase                            $ 1,885,322       82,714
                                                       ===========      =======

      Year ended December 31, 2000
         Shares issued                                 $ 1,352,473       59,134
         Dividends and distributions reinvested            250,874       10,675
         Shares redeemed                                  (276,879)     (12,295)
                                                       -----------      -------
               Net increase                            $ 1,326,468       57,514
                                                       ===========      =======

(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                 2001             2000
                                             -----------      -----------

      Fair value                             $ 8,445,941      $ 6,604,028
      Original cost                           (6,591,956)      (4,831,819)
                                             -----------      -----------

        Net unrealized appreciation          $ 1,853,985      $ 1,772,209
                                             ===========      ===========

As of June 30, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $2,104,097 and gross unrealized losses on investments in which cost exceeded fair value totaled $250,112.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $2,068,024 and gross unrealized losses on investments in which cost exceeded fair value totaled $295,815.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                     Six Months                                                  Period
                                        Ended               Year ended December 31,              Ended
                                    June 30, 2001          2000              1999          Dec. 31, 1998 (A)
                                    -------------      -------------     -------------     -----------------
Net asset value, beginning
   of period                        $       23.02      $       18.31     $       16.20       $       15.00
Income from operations:
      Net investment loss                   (0.04)             (0.14)            (0.14)                 --
      Net realized and unrealized
        gain on investments                  0.24               5.89              2.25                1.20
                                    -------------      -------------     -------------       -------------

            Total from operations            0.20               5.75              2.11                1.20

Less Distributions:
   Dividend from investment
      income                                   --                 --                --                  --
   Distribution of net realized
      gain                                     --              (1.04)               --                  --
                                    -------------      -------------     -------------       -------------

            Total distributions                --              (1.04)               --                  --

Net asset value, end of period      $       23.22      $       23.02     $       18.31       $       16.20
                                    =============      =============     =============       =============

            Total return                    0.87%             31.32%            13.04%               8.00%
                                    =============      =============     =============       =============

Ratios/Supplemental Data:
   Net assets, end of period        $   8,739,256      $   6,762,147     $   4,325,499       $   1,566,225
   Expenses to average
      net assets (B)                        1.25%*             1.25%             1.25%               1.25%*
   Investment income to
      average net assets (C)                0.43%*             0.36%             0.32%               1.01%*
   Portfolio turnover rate                 12.72%*            40.42%            53.07%               0.00%*

*     Annualized
      (A)   From the date of commencement of operations (December 15, 1998).
      (B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.99%, 1.89%, 1.68% and l.56% for the periods ended June 30, 2001 and December 31, 2000, 1999 and 1998, respectively.
      (C) Computed giving effect to investment adviser's expense limitation undertaking.

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.